SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934, as amended

Date of Report: December 5, 2002
(date of earliest event reported)

WACHOVIA ASSET SECURITIZATION, INC.
(Exact name of Registrant as Specified in Charter)

North Carolina	333-97457	56-1967773
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288
(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code: (704) 374-2702

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Items 1 through 4, Item 6, Item 8 and Item 9 are not included because they are not applicable.

Item 5. Other Events

Filing of Form T-1

        Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, for JPMorgan Chase Bank listed as Exhibit 25 hereto is filed herewith.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits:

25	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA ASSET SECURITIZATION, INC.

By: /s/Robert Perret Name: Robert Perret Title: Vice President

Date: December 9, 2002

EXHIBIT INDEX

Exhibit No. 25	Description of Exhibit Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25)